EXHIBIT 99.1

Jubilant Flame International

Los Angeles, CA., Oct. 27, 2016 -- Jubilant Flame International Ltd.. ("Jubilant Flame" or the "Company") (OTCQB: JFIL), a cosmetics company that brings new technology and products to its customer base, announced today the appointment of Lei Wang as Interim Chief Financial Officer, effective October 26, 2016. Mr. Wang will oversee corporate finance, accounting, investor relations and capital and financing strategies for the Company and will report to the Company's Chief Executive Officer, Ms. Li Yan.

Mr. Wang is a CPA licensed to practice in Texas. His experience includes two and half years public accounting practice and ten years accounting practice at an international chemical industry company and a high education institution  Mr. Wang will receive 50,000 common shares with a par value of $0.001 as part of the compensation.

Ms Li Yan stated, "We are excited to have Lei join us as CFO. Our growth strategy and mission will leverage Lei's experience to further our expansion. As his role as CFO, we believe his ability to generate value-added analyses and develop financial models will be a great asset in our expansion of the company. In addition, his experience and knowledge of the technology industry will prove invaluable as we advance in our development and continue to execute our business plan and strategic initiatives. We are pleased Lei has assumed the role of Chief Finance Officer and believe he is a great fit for this position. His solid understanding of our financials and experience in regulatory matters will assist greatly in managing our daily operations."

About Jubilant Flame International Ltd.

Jubilant Flame International Ltd is a cosmetics and medical supplies company. Headquartered in Los Angeles, with offices in Shanghai, China and Vancouver Canada.

Safe Harbor Statement

This press release includes forward-looking statements that relate to the business and expected future events or future performance of Jubilant Flame International Ltd and involve known and unknown risks, uncertainties and other factors that may cause its actual results, levels of activity, performance or achievements to differ materially from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Words such as, but not limited to, "believe," "expect," "anticipate," "estimate," "intend," "plan," "targets," "likely," "will," "would," "could," and similar expressions or phrases identify forward-looking statements. Forward-looking statements include, but are not limited to, statements about Jubilant Flame International Ltd's financial and growth projections as well as statements concerning our plans, predictions, estimates, strategies, intentions, beliefs and other information concerning our business and the markets in which we operate. The future performance of Jubilant Flame International Ltd may be adversely affected by the following risks and uncertainties: the level of market demand for our services, the highly-competitive market for the types of services that we offer, market conditions that could cause our customers to reduce their spending for our services, our ability to create, acquire and build new businesses and to grow our existing businesses, our ability to attract and retain qualified personnel, currency fluctuations and market conditions around the world, and other risks not specifically mentioned herein but those that are common to industry. For a more detailed discussion of these factors and risks, investors should review Jubilant Flame International Ltd 's reports on Form 10Q and other reports filed with the Securities and Exchange Commission, which can be accessed through the SEC's website. Forward-looking statements in this press release are based on management's beliefs and opinions at the time the statements are made. All forward-looking statements are qualified in their entirety by this cautionary statement, and Jubilant Flame International Ltd undertakes no duty to update this information to reflect future events, information or circumstances.

Investor Contact:

Jubilant Flame International Ltd

info@jubilantflame.com